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                                                                    EXHIBIT 10.2

               Schedule of Omitted Documents and Omitted Details


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 Omitted Document                              Omitted Details
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 Note Purchase Agreement dated November 15,    Security Life of Denver Insurance Company
 2000, by and among Navigant                   purchased $5,000,000 of Notes; USG Annuity
 International, Inc., and Security Life of     & Life Company purchased $5,000,000 of
 Denver Insurance Company, USG Annuity &       Notes; Northern Life Insurance Company
 Life Company, Northern Life Insurance         purchased $3,000,000 of Notes; Reliastar
 Company, Reliastar Life Insurance             Life Insurance Company purchased $3,000,000
 Company, Reliastar Life Insurance Company     of Notes; Reliastar Life Insurance Company
 of New York, and Security Connecticut         of New York purchased $2,000,000 of Notes;
 Life Insurance Company                        and Security Connecticut Life Insurance
                                               Company purchased $2,000,000 of Notes
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 Note Purchase Agreement dated November 15,    Teachers Insurance and Annuity Association
 2000, by and between Navigant                 of America purchased $15,000,000 of Notes
 International, Inc., and Teachers
 Insurance and Annuity Association of
 America
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 Note Purchase Agreement dated November 15,    Hartford Life Insurance Company purchased
 2000, by and between Navigant                 $5,000,000 of Notes
 International, Inc., and Hartford Life
 Insurance Company
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 Note Purchase Agreement dated November 15,    The Guardian Life Insurance Company of
 2000, by and between Navigant                 America purchased $5,000,0000 of Notes
 International, Inc., and The Guardian
 Life Insurance Company of America
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 Note Purchase Agreement dated November 15,    The Prudential Insurance Company of America
 2000, by and between Navigant                 purchased $25,000,000 of Notes
 International, Inc., The Prudential
 Insurance Company of America
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